UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 220 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

As previously reported, on March 31, 2015, Atlantic Power Transmission, Inc., a wholly-owned, direct subsidiary of Atlantic Power Corporation (the “Company”), entered into a definitive agreement with TerraForm AP Acquisition Holdings, LLC, an affiliate of SunEdison, Inc. (an affiliate of TerraForm Power, Inc.), to sell the Company’s wind generation projects (the “Sale”).  On June 26, 2015, the Sale was completed. The completion of the Sale was originally reported on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 26, 2015 (the “Original Filing”). This amendment to the Original Filing is being filed to provide the unaudited pro forma consolidated financial information of the Company required by Item 9.01(b), which was unavailable at the time of the Original Filing.

Item 9.01.                                        Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated financial information is filed as Exhibit 99.1 hereto and is incorporated herein by reference:

(1) Unaudited pro forma consolidated statements of operations for the three months ended March 31, 2015 and the year ended December 31, 2014;

(2) Unaudited pro forma consolidated balance sheet as of March 31, 2015; and

(3) Notes to the unaudited pro forma consolidated financial information.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: July 1, 2015	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited Pro Forma Consolidated Financial Information.